Exhibit 99.B.2(j)(iii)(A)

January 26, 2010

Ms. Mary Jean Milner

Vice President

The Bank of New York Mellon

One Wall Street, 25th Floor

New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule, and Global Securities Fee Schedule, each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the “Agreements”), we hereby notify you of the addition of ING Infrastructure, Industrials and Materials Fund (the “Fund”), effective January 26, 2010, to be included on the Amended Exhibit A to the Agreements as shown. This Amended Exhibit A supersedes the previous Amended Exhibit A dated August 20, 2009.

The Amended Exhibit A has also been updated by the removal of ING Index Plus LargeCap Equity Fund VIII, ING Index Plus LargeCap Equity Fund IX, ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio, and ING LifeStyle Moderate Portfolio because each series recently merged into other funds or liquidated and dissolved.

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7337 E. Doubletree Ranch Rd.	Tel: 480-477-3000	ING Equity Trust
Scottsdale, AZ 85258-2034	Fax: 480-477-2700	ING Infrastructure, Industrials and
	www.ingfunds.com	Materials Fund
ING Investors Trust

Please signify your acceptance to provide services under the Agreements with respect to the Fund by signing below. If you have any questions, please contact me at (480) 477-2190.

Sincerely,

		By:	/s/ Todd Modic
		Name:	Todd Modic
		Title:	Senior Vice President
ING Equity Trust
ING Infrastructure, Industrials and Materials Fund
ING Investors Trust

ACCEPTED AND AGREED TO:
The Bank of New York Mellon

By:
Name:
Title:	, Duly Authorized

AMENDED EXHIBIT A

Fund	Effective Date

ING Asia Pacific High Dividend Equity Income Fund	March 27, 2007

ING Corporate Leaders Trust Fund
ING Corporate Leaders Trust — Series A	May 17, 2004
ING Corporate Leaders Trust — Series B	May 17, 2004

ING Equity Trust
ING Equity Dividend Fund	December 4, 2007
ING Growth Opportunities Fund	June 9, 2003
ING Index Plus LargeCap Equity Fund X	May 3, 2004
ING MidCap Opportunities Fund	June 9, 2003
ING Opportunistic LargeCap Fund	December 28, 2005
ING Principal Protection Fund XI	August 16, 2004
ING Principal Protection Fund XII	November 15, 2004
ING Real Estate Fund	June 9, 2003
ING SmallCap Opportunities Fund	June 9, 2003
ING SmallCap Value Multi-Manager Fund	February 1, 2005
ING Value Choice Fund	February 1, 2005

ING Funds Trust
ING Classic Money Market Fund	April 7, 2003
ING GNMA Income Fund	April 7, 2003
ING High Yield Bond Fund	April 7, 2003
ING Institutional Prime Money Market Fund	July 29, 2005
ING Intermediate Bond Fund	April 7, 2003

ING Global Advantage and Premium Opportunity Fund	October 27, 2005

ING Global Equity Dividend and Premium Opportunity Fund	March 28, 2005

ING Infrastructure, Industrials and Materials Fund	January 26, 2010

ING International High Dividend Equity Income Fund	August 28, 2007

ING Investors Trust
ING American Funds Asset Allocation Portfolio	April 28, 2008
ING American Funds Bond Portfolio	November 9, 2007
ING American Funds Growth Portfolio	September 2, 2003
ING American Funds Growth-Income Portfolio	September 2, 2003
ING American Funds International Portfolio	September 2, 2003
ING American Funds World Allocation Portfolio	September 15, 2008
ING Artio Foreign Portfolio	January 13, 2003

ING BlackRock Inflation Protected Bond Portfolio	April 30, 2007
ING BlackRock Large Cap Growth Portfolio	January 6, 2003
ING BlackRock Large Cap Value Portfolio	January 6, 2003
ING Clarion Global Real Estate Portfolio	January 3, 2006
ING Clarion Real Estate Portfolio	January 3, 2006
ING Evergreen Health Sciences Portfolio	May 3, 2004
ING Evergreen Omega Portfolio	May 3, 2004
ING FMRSM Diversified Mid Cap Portfolio	January 6, 2003
ING Focus 5 Portfolio	August 20, 2007
ING Franklin Income Portfolio	April 28, 2006
ING Franklin Mutual Shares Portfolio	April 30, 2007
ING Franklin Templeton Founding Strategy Portfolio	April 30, 2007
ING Global Resources Portfolio	January 13, 2003
ING Goldman Sachs Commodity Strategy Portfolio	April 28, 2008
ING Janus Contrarian Portfolio	January 13, 2003
ING JPMorgan Emerging Markets Equity Portfolio	January 13, 2003
ING JPMorgan Small Cap Core Equity Portfolio	January 13, 2003
ING Limited Maturity Bond Portfolio	January 6, 2003
ING Liquid Assets Portfolio	January 6, 2003
ING Lord Abbett Affiliated Portfolio	January 6, 2003
ING Marsico Growth Portfolio	January 13, 2003
ING Marsico International Opportunities Portfolio	April 29, 2005
ING MFS Total Return Portfolio	January 13, 2003
ING MFS Utilities Portfolio	April 29, 2005
ING Multi-Manager International Small Cap Portfolio	April 28, 2008
ING Oppenheimer Active Allocation Portfolio	September 15, 2008
ING PIMCO High Yield Portfolio	November 5, 2003
ING PIMCO Total Return Bond Portfolio	January 13, 2003
ING Pioneer Equity Income Portfolio	May 11, 2007
ING Pioneer Fund Portfolio	April 29, 2005
ING Pioneer Mid Cap Value Portfolio	April 29, 2005
ING Retirement Conservative Portfolio	August 12, 2009
ING Retirement Growth Portfolio	August 12, 2009
ING Retirement Moderate Growth Portfolio	August 12, 2009
ING Retirement Moderate Portfolio	August 12, 2009
ING Stock Index Portfolio	November 5, 2003
ING T. Rowe Price Capital Appreciation Portfolio	January 13, 2003
ING T. Rowe Price Equity Income Portfolio	January 13, 2003
ING Templeton Global Growth Portfolio	January 13, 2003
ING Van Kampen Global Franchise Portfolio	January 13, 2003
ING Van Kampen Global Tactical Asset Allocation Portfolio	September 15, 2008
ING Van Kampen Growth and Income Portfolio	January 13, 2003
ING Wells Fargo Small Cap Disciplined Portfolio	November 30, 2005

ING Mayflower Trust
ING International Value Fund	November 3, 2003

ING Mutual Funds
ING Asia-Pacific Real Estate Fund	October 15, 2007
ING Diversified International Fund	December 7, 2005
ING Emerging Countries Fund	November 3, 2003
ING European Real Estate Fund	October 15, 2007
ING Foreign Fund	July 1, 2003
ING Global Bond Fund	June 19, 2006
ING Global Equity Dividend Fund	September 2, 2003
ING Global Natural Resources Fund	November 3, 2003
ING Global Real Estate Fund	November 3, 2003
ING Global Value Choice Fund	November 3, 2003
ING Greater China Fund	December 7, 2005
ING Index Plus International Equity Fund	December 7, 2005
ING International Capital Appreciation Fund	December 7, 2005
ING International Equity Dividend Fund	May 16, 2007
ING International Real Estate Fund	February 28, 2006
ING International SmallCap Multi-Manager Fund	November 3, 2003
ING International Value Choice Fund	February 1, 2005
ING Russia Fund	November 3, 2003

ING Partners, Inc.
ING American Century Small-Mid Cap Value Portfolio	January 10, 2005
ING Baron Asset Portfolio	December 7, 2005
ING Baron Small Cap Growth Portfolio	January 10, 2005
ING Columbia Small Cap Value Portfolio	April 28, 2006
ING Davis New York Venture Portfolio	January 10, 2005
ING Fidelity® VIP Contrafund® Portfolio	November 15, 2004
ING Fidelity® VIP Equity-Income Portfolio	November 15, 2004
ING Fidelity® VIP Growth Portfolio	November 15, 2004
ING Fidelity® VIP Mid Cap Portfolio	November 15, 2004
ING Index Solution 2015 Portfolio	March 7, 2008
ING Index Solution 2025 Portfolio	March 7, 2008
ING Index Solution 2035 Portfolio	March 7, 2008
ING Index Solution 2045 Portfolio	March 7, 2008
ING Index Solution 2055 Portfolio	December 4, 2009
ING Index Solution Income Portfolio	March 7, 2008
ING JPMorgan Mid Cap Value Portfolio	January 10, 2005
ING Legg Mason Partners Aggressive Growth Portfolio	January 10, 2005
ING Oppenheimer Global Portfolio	January 10, 2005
ING Oppenheimer Strategic Income Portfolio	January 10, 2005
ING PIMCO Total Return Portfolio	January 10, 2005
ING Pioneer High Yield Portfolio	December 7, 2005
ING Solution 2015 Portfolio	April 29, 2005
ING Solution 2025 Portfolio	April 29, 2005

ING Solution 2035 Portfolio	April 29, 2005
ING Solution 2045 Portfolio	April 29, 2005
ING Solution 2055 Portfolio	December 4, 2009
ING Solution Growth and Income Portfolio	June 29, 2007
ING Solution Growth Portfolio	June 29, 2007
ING Solution Income Portfolio	April 29, 2005
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	January 10, 2005
ING T. Rowe Price Growth Equity Portfolio	January 10, 2005
ING Templeton Foreign Equity Portfolio	November 30, 2005
ING Thornburg Value Portfolio	January 10, 2005
ING UBS U.S. Large Cap Equity Portfolio	January 10, 2005
ING Van Kampen Comstock Portfolio	January 10, 2005
ING Van Kampen Equity and Income Portfolio	January 10, 2005

ING Risk Managed Natural Resources Fund	October 24, 2006

ING Separate Portfolios Trust
ING SPorts Core Fixed Income Fund	May 16, 2007
ING SPorts International Fixed Income Fund	May 16, 2007

ING Series Fund, Inc.
Brokerage Cash Reserves	June 2, 2003
ING Alternative Beta Fund	October 22, 2008
ING Balanced Fund	June 2, 2003
ING Corporate Leaders 100 Fund	June 11, 2008
ING Global Target Payment Fund	March 5, 2008
ING Growth and Income Fund	June 9, 2003
ING Index Plus LargeCap Fund	June 9, 2003
ING Index Plus MidCap Fund	June 9, 2003
ING Index Plus SmallCap Fund	June 9, 2003
ING Money Market Fund	June 2, 2003
ING Small Company Fund	June 9, 2003
ING Strategic Allocation Conservative Fund	June 2, 2003
ING Strategic Allocation Growth Fund	June 2, 2003
ING Strategic Allocation Moderate Fund	June 2, 2003
ING Tactical Asset Allocation Fund	March 5, 2008
ING U.S. Government Money Market Fund	October 31, 2008

ING Strategic Allocation Portfolios, Inc.
ING Strategic Allocation Conservative Portfolio	July 7, 2003
ING Strategic Allocation Growth Portfolio	July 7, 2003
ING Strategic Allocation Moderate Portfolio	July 7, 2003

ING Variable Funds
ING Growth and Income Portfolio	July 7, 2003

ING Variable Insurance Trust
ING GET U.S. Core Portfolio — Series 5	June 11, 2004
ING GET U.S. Core Portfolio — Series 6	September 10, 2004
ING GET U.S. Core Portfolio — Series 7	December 10, 2004
ING GET U.S. Core Portfolio — Series 8	March 9, 2005
ING GET U.S. Core Portfolio — Series 9	June 8, 2005
ING GET U.S. Core Portfolio — Series 10	September 7, 2005
ING GET U.S. Core Portfolio — Series 11	December 6, 2005
ING GET U.S. Core Portfolio — Series 12	March 2, 2006
ING GET U.S. Core Portfolio — Series 13	June 22, 2006
ING GET U.S. Core Portfolio — Series 14	December 21, 2006

ING Variable Portfolios, Inc.
ING BlackRock Science and Technology Opportunities Portfolio	July 7, 2003
ING Dow Jones Euro STOXX 50® Index Portfolio	August 3, 2009
ING FTSE 100 Index® Portfolio	August 3, 2009
ING Global Equity Option Portfolio	August 20, 2008
ING Hang Seng Index Portfolio	May 1, 2009
ING Index Plus LargeCap Portfolio	July 7, 2003
ING Index Plus MidCap Portfolio	July 7, 2003
ING Index Plus SmallCap Portfolio	July 7, 2003
ING International Index Portfolio	March 4, 2008
ING Japan Equity Index Portfolio	August 3, 2009
ING NASDAQ 100 Index® Portfolio	August 3, 2009
ING Opportunistic LargeCap Portfolio	July 7, 2003
ING Russell™ Global Large Cap Index 75% Portfolio	August 20, 2008
ING Russell™ Large Cap Growth Index Portfolio	May 1, 2009
ING Russell™ Large Cap Index Portfolio	March 4, 2008
ING Russell™ Large Cap Value Index Portfolio	May 1, 2009
ING Russell™ Mid Cap Growth Index Portfolio	May 1, 2009
ING Russell™ Mid Cap Index Portfolio	March 4, 2008
ING Russell™ Small Cap Index Portfolio	March 4, 2008
ING Small Company Portfolio	July 7, 2003
ING U.S. Bond Index Portfolio	March 4, 2008
ING U.S. Government Money Market Portfolio	October 31, 2008
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	January 16, 2008

ING Variable Products Trust
ING International Value Portfolio	November 3, 2003
ING MidCap Opportunities Portfolio	October 6, 2003
ING SmallCap Opportunities Portfolio	October 6, 2003

ING Balanced Portfolio, Inc.
ING Balanced Portfolio	July 7, 2003

ING Intermediate Bond Portfolio	July 7, 2003

ING Money Market Portfolio	July 7, 2003